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                                                                    Exhibit 99.2

                Certification of the Principal Financial Officer
                       Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of A.B. Watley Group Inc. (the "Company") on Form 10-Q for the nine months ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert Malin, the Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:



     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                  /s/ Robert Malin
                                                  ------------------------------
                                                  Robert Malin
                                                  Principal Financial Officer
                                                  Date:  April 15, 2003


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